Exhibit 99.7

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this “Agreement”), dated September 25, 2009, is entered into by and between VITAMIN SHOPPE INDUSTRIES INC., a New York corporation (“Pledgor”), with offices at 2101 91st Street, North Bergen, New Jersey 07047, and JPMORGAN CHASE BANK, N.A., a national banking association, in its capacity as agent (in such capacity “Pledgee”) for the Lenders and the other Secured Parties. Any capitalized term not defined herein shall have the meaning assigned to such term in the Loan Agreement (as hereinafter defined).

WHEREAS, Pledgor is the owner of one hundred percent (l00%) of the issued and outstanding shares of Capital Stock of VS Direct Inc., a Delaware corporation (the “Company”), and may from time to time in the future, subject to the terms and conditions set forth in the Financing Agreements (as hereinafter defined), acquire one or more additional Subsidiaries (“Future Subsidiaries”).

WHEREAS , Pledgee and the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”) have entered into financing arrangements with Pledgor and the Company (together with Pledgor, each individually a “Borrower” and collectively, “Borrowers”) pursuant to which Pledgee and Lenders may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated of even date herewith, by and among Borrowers, VS Holdings, Inc., a Delaware corporation (“Holdings”), Pledgee and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”) and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, the Guarantee (as defined below) and this Agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, Pledgor has absolutely and unconditionally guaranteed the payment and performance of all now existing and hereafter arising obligations, liabilities and indebtedness of the Company to Pledgee and Secured Parties as set forth in the Guarantee , dated of even date herewith, by Pledgor and Holdings in favor of Pledgee and Secured Parties (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Guarantee”); and

WHEREAS, Pledgor desires to pledge to Pledgee, for its benefit and the ratable benefit of the Lenders and the other Secured Parties, a continuing security interest in all of the Capital Stock of the Company, any and all of the Future Subsidiaries organized under the laws of any jurisdiction within the United States of America (“Domestic Future Subsidiaries”) and 65% of all Future Subsidiaries organized under the laws of any jurisdiction outside of the United States of America (“Foreign Future Subsidiaries”), in each case as collateral security for the Obligations.

NOW, THEREFORE, in consideration of the foregoing facts the parties hereto agree as follows (initially capitalized terms used herein without definition shall have the meanings given in the Loan Agreement):

1. Pledge. Pledgor hereby delivers, pledges and grants a continuing security interest to Pledgee, for Pledgor’s benefit and the ratable benefit of the Lenders and the other Secured Parties, in all of the Capital Stock of the Company, all of the Capital Stock of each Domestic Future Subsidiary and 65% of the Voting Stock of each Foreign Future Subsidiary, whether now or hereafter owned or beneficially owned by Pledgor, together with all proceeds, replacements, substitutions, newly issued stock, stock received by reason of a stock split, bonus or any other form of issue, dividend or distribution with respect to or arising from such stock (collectively, the “Collateral”). Pledgor shall forthwith deliver to Pledgee the Collateral together with stock powers in form and substance reasonably satisfactory to Pledgee duly executed in blank, with signatures guaranteed, regarding the Collateral.

2. Obligations Secured. The pledge and security interest effectuated hereby shall secure the prompt performance and payment in full of any and all Obligations of Borrowers of every kind, nature and description owing to Pledgee or any Secured Party arising under or otherwise related to or permitted under the Guarantee, this Agreement, the Loan Agreement or the other Financing Agreements.

3. Representations And Warranties Regarding The Collateral. Pledgor represents and warrants that: (a) all of the shares of stock described in Paragraph 1 hereinabove are fully paid, non-assessable and validly issued; (b) the Collateral was not issued in violation of any person’s or entity’s preemptive rights; (c) the Collateral is owned free and clear of any and all security interests, pledges, options to purchase or sell, redemptions or liens; (d) Pledgor has full power to convey the Collateral; (e) no financing statements covering the Collateral are recorded with any cognizant state official or recording office (other than in favor of Pledgee, for itself and the ratable benefit of the Lenders and other Secured Parties); and (f) the Collateral is free and clear of any claims, security interests or liens other than those in favor of Pledgee.

4. Events Of Default. For purposes herein, “Event of Default” shall mean any “Event of Default” as defined under the Loan Agreement. Pledgor hereby appoints Pledgee as its attorney-in-fact to arrange, upon the occurrence and during the continuance of an Event of Default, for a transfer of the Collateral on the books of the Company or any Future Subsidiary, as applicable, to the name of Pledgee or to the name of Pledgee’s nominee.

5. Voting Rights. During the term of this Agreement, so long as there shall not occur any Event of Default, Pledgor shall have the right to vote the Collateral on all corporate questions for all purposes not inconsistent with the terms of this Agreement. Upon the occurrence and during the continuance of an Event of Default, Pledgee shall thereafter have, at its discretion, the option to exercise all voting powers and other corporate rights pertaining to the Collateral. Pledgee may, upon the occurrence and during the continuance of an Event of Default, at its option, transfer or register the Collateral or any part thereof into its own or its nominee’s name.

6. Stock Adjustments And Dividends. If during the term of this Agreement, any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Company or any Future Subsidiary or any option included within the Collateral is exercised, or both, all new, substituted and additional shares, or other securities, issued to Pledgor by reason of any such change or exercise shall be delivered to and held by Pledgee under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder. Except as expressly permitted under the terms of the Loan Agreement, if, during the term of this Agreement, any dividend or other distribution is made on account of the Collateral, Pledgor shall immediately deliver all such dividends or other distributions to Pledgee in the same form received and in the same manner as the Collateral pledged hereunder.

7. Warrants And Rights. If during the term of this Agreement, subscription warrants or any other rights or options shall be issued in connection with the Collateral, such warrants, rights and options shall be immediately assigned by Pledgor to Pledgee to be held under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

8. Remedies Upon Default. In addition to the other remedies provided for herein, in the Loan Agreement, the Guarantee, the other Financing Agreements or otherwise available under applicable law, upon the occurrence and during the continuance of an Event of Default:

(a) Pledgee may:

(i) exercise in respect to the Collateral, anyone or more of the rights and remedies available under the New York Uniform Commercial Code and other applicable law; and

(ii) sell or otherwise assign, give an option or options to purchase or dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of Pledgee’s offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash, on credit or for future delivery without assumption of any credit risk, free of any claim or right of whatsoever kind (including, after any such sale or assignment is consummated, any right or equity of redemption) of Pledgor, which claim, right and equity are hereby expressly waived and released. Pledgee or any Lender shall have the right to the extent permitted by applicable law, upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold; provided, however, Pledgor shall not receive any net proceeds, if any, of any such credit sale or future delivery until cash proceeds are actually received by Pledgee (which cash proceeds shall be applied by Pledgee to the Obligations) and after all Obligations have been paid in full. In case of any sale of all or any part of the Collateral on credit or for future delivery , the Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall incur no liability in case of the failure of such purchaser to pay for the Collateral so sold and, in case of such failure, the Collateral may again be sold as herein provided.

(b) Any notice required to be given by Pledgee of a sale of the Collateral, or any part thereof, or of any other intended action by Pledgee, which occurs not less than ten (10)

days prior to such proposed action, shall constitute commercially reasonable and fair notice to Pledgor thereof. If, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition has been signed by Pledgor, during the continuance of such Event of Default, no such notification need be given to Pledgor.

(c) Pledgee shall not be obligated to make any sale or other disposition of the Collateral, or any part thereof unless the terms thereof shall, in its sole discretion, be satisfactory to it. Pledgee may, if it deems it reasonable, postpone or adjourn the sale of any of the Collateral, or any part thereof, from time to time by an announcement at the time and place of such sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Pledgor agrees that Pledgee has no obligations to preserve rights against prior parties to the Collateral.

(d) Pledgor acknowledges and agrees that Pledgee may comply with limitations or restrictions in connection with any sale of the Collateral in order to avoid any violation of applicable law or in order to obtain any required approval of the sale or of the purchase thereof by any governmental regulatory authority or official and, without limiting the generality of the foregoing, Pledgor acknowledges and agrees that Pledgee may be unable to effect a public sale of any or all the Collateral by reason of certain prohibitions contained in the federal securities laws and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. Notwithstanding any such circumstances, Pledgor acknowledges and agrees that such compliance shall not result in any such private sale for such reason alone being deemed to have been made in a commercially unreasonable manner. Pledgee shall not be liable or accountable to Pledgor for any discount allowed by reason of the fact that the Collateral is sold in compliance with any such limitation or restriction. Pledgee shall not be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the federal securities laws, or under applicable state securities laws, even if the issuer desires, requests or would agree to do so.

(e) Any cash held by Pledgee as Collateral and all cash proceeds received by Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Pledgee, be held by Pledgee as Collateral for the Obligations and/or then or at any time thereafter applied, without any marshalling of rights, remedies or assets, and after payment of any amounts payable to Pledgee or any Lender hereunder and, after deducting all reasonable costs and expenses of every kind in connection with the care, safekeeping, collection, sale, delivery or otherwise of any or all of the Collateral or in any way relating to the rights of Pledgee hereunder (including reasonable attorneys’ fees and disbursements), to the payment of reduction of the Obligations. Any surplus of such cash or cash proceeds held by Pledgee and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

9. Cumulative Remedies. The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided by law or equity. The rights and remedies provided herein are intended to be in addition to and not in substitution of the rights and remedies provided by the Loan Agreement, the other Financing Agreements or any other agreement or instrument delivered in connection therewith.

10. Amendments and Waivers. This Agreement may not be modified, supplemented, or amended, or any of its provisions waived except in a writing signed by Pledgor and Pledgee.

11. Waiver of Rights. No course of dealing between the parties to this Agreement or any failure or delay on the part of any such party in exercising any rights or remedies hereunder shall operate as a waiver of any rights and remedies of such party or any other party, and no single or partial exercise of any rights or remedies by one party hereunder shall operate as a waiver or preclude the exercise of any other rights and remedies of such party or any other party. No waiver by Pledgee of any breach or default by Pledgor shall be deemed a waiver of any other previous breach or default or of any breach or default occurring thereafter.

12. Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided, however, that except as permitted by the Loan Agreement or the other Financing Agreements, no interest herein or in or to the Collateral may be assigned by Pledgor without the prior written consent of Pledgee; and, provided, further, that Pledgee may assign the rights and benefits hereof to any party acquiring any interest in the Obligations or any part thereof.

13. Release. At such time as Pledgor shall completely satisfy all of the Obligations, and the Financing Agreements have been terminated (other than indemnification and other contingent obligations not yet accrued at such time), other than upon enforcement of Pledgee’s remedies under the Loan Agreement or the other Financing Agreements after an Event of Default. Pledgee will, at Pledgor’s sole cost and expense, execute and deliver to Pledgor a release or other instrument as may be necessary or proper to release Pledgor’s lien in the Collateral and return to Pledgor all stock certificates and stock powers relating to this Agreement which are in its possession, subject to any dispositions thereof which may have been made by Pledgee pursuant hereto.

14. Effect of this Agreement; Severability. The Financing Agreements (including without limitation this Agreement) and any instruments or documents delivered or to be delivered in connection herewith and therewith, represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto and thereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof and thereof, whether oral or written. This Agreement is a supplement to, and is hereby incorporated into, the Financing Agreements and made a part thereof. If any clause or provision of this Agreement shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such or any other clause or provision in any other jurisdiction. Notwithstanding anything contained in this Agreement, in the event that any provisions of this Agreement are deemed to conflict or be inconsistent with the

Loan Agreement, the provisions of the Loan Agreement shall govern. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement.

15. Notices. All notices, requests and demands to or upon Pledgor or Pledgee under this Agreement shall be given to the addresses designated in and in the manner prescribed by the Loan Agreement.

16. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

(a) The validity, interpretation and enforcement of this Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(b) Pledgor and Pledgee irrevocably consent and submit to the non-exclusive jurisdiction of the State of New York and the State and Federal courts located in the Borough of Manhattan, County of New York, State of New York and the United States District Court for the Southern District of New York, whichever Pledgee may elect, and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or the transactions related hereto whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Pledgee shall have the right to bring any action or proceeding against Pledgor or the Collateral in the courts of any other jurisdiction which Pledgee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Pledgor or the Collateral).

(c) Pledgor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth in the Loan Agreement and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Pledgee’s option, by service upon Pledgor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Pledgor shall appear in answer to such process, failing which Pledgor shall be deemed in default and judgment may be entered by Pledgee against Pledgor for the amount of the claim and other relief requested.

(d) PLEDGOR AND PLEDGEE EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. PLEDGOR AND PLEDGEE EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND

THAT PLEDGOR OR PLEDGEE MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

17. Further Assurances. Pledgor covenants and agrees that: (a) it will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents as Pledgee may reasonably request from time to time in order to perfect and protect the security interests granted or purported to be granted hereunder (including without limitation the security interest granted in any Capital Stock of any Future Subsidiary) or otherwise to carry out the provisions and purposes hereof, and (b) it will take all such other action, as Pledgee may reasonably request from time to time in order to perfect and protect the security interests granted or purported to be granted hereunder (including without limitation the security interest granted in any Capital Stock of any Future Subsidiary) or otherwise to carry out the provisions and purposes hereof. For purposes of defining security interest perfection, Pledgor further agrees that any Collateral which is in transit to Pledgee shall be deemed to be in Pledgee’s possession. Pledgor warrants and represents that none of the Collateral constitutes margin securities for the purposes of Regulations T, U or X, and also warrants and represents that none of the proceeds of any loans made by Pledgee or the Lenders to Pledgor will be used to purchase or carry any margin stock.

18. Counterparts, etc. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

PLEDGOR

VITAMIN SHOPPE INDUSTRIES INC.

By:	/s/ Michael Archbold
Name:	Michael Archbold
Title:	EVP CFO

PLEDGEE

JPMORGAN CHASE BANK, N.A., as Agent

By:	/s/ Kirk Stites
Name:	Kirk Stites
Title:	Senior Vice President

[Signature Page Stock Pledge – Vitamin Shoppe Industries Inc.]